                                                                    EXHIBIT 99.e

                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT

     THIS DISTRIBUTION AGREEMENT is made and entered into this 29th day of July,
2005, by and between each of the open-end management investment companies listed on  SCHEDULE  A,  attached  hereto,  as of the dates  noted on such  SCHEDULE A, together with all other open end management  investment  companies  subsequently established  and made subject to this  Agreement in  accordance  with SECTION 11
(the "Issuers") and AMERICAN CENTURY INVESTMENT SERVICES, INC.  ("Distributor"),
a Delaware corporation.

     WHEREAS,  the common stock of each of the Issuers is currently divided into a number  of  separate  series of  shares,  or funds,  each  corresponding  to a distinct  portfolio  of  securities,  and many of which  are also  divided  into multiple classes of shares; and

     WHEREAS, Distributor is a registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.; and

     WHEREAS,  American  Century  Investment  Management,  Inc.  ("ACIM") is the
registered investment adviser to the Issuers; and

     WHEREAS,  the  Boards of  Directors  and  Boards of  Trustees  of the Funds
(collectively,  the  "Board")  wish  to  engage  the  Distributor  to act as the distributor of the Funds;

     WHEREAS, several of the Funds have added new classes of shares; and

     WHEREAS,  American Century Target  Maturities  Trust has liquidated  Target
2030 Fund.

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties agree as follows:

SECTION 1. GENERAL RESPONSIBILITIES

Each Issuer hereby engages  Distributor  to act as exclusive  distributor of the shares of each class of its separate series, and any other series and classes as may be designated  from time to time hereafter (the "Funds").  The Funds subject to this Distribution  Agreement are identified on SCHEDULE A, as the same may be amended  from  time to  time.  Sales of a Fund's  shares  shall be made  only to investors  residing  in those  states in which  such Fund is  registered.  After effectiveness  of each  Fund's  registration  statement,  Distributor  will hold itself available to receive,  as agent for the Funds, and will receive, by mail, telex,  telephone,  and/or  such  other  method  as may be agreed  upon  between
Distributor and Issuers, orders for the purchase of Fund shares, and will accept or reject such orders on behalf of the Funds in accordance  with the  provisions of the applicable Fund's  prospectus.  Distributor will be available to transmit such

orders as are so accepted to the Fund's  transfer  agent as promptly as possible for processing at the shares' net asset value next determined in accordance with the prospectuses.

a.   OFFERING PRICE.  All shares sold by Distributor  under this Agreement shall be sold at the net asset value per share ("Net Asset Value")  determined in the manner described in each Fund's  prospectus,  as it may be amended from time to time,  next computed  after the order is accepted by Distributor or its agents or affiliates. Each Fund shall determine and promptly furnish to
     Distributor  a  statement  of the Net Asset  Value of shares of said Fund's series at least once on each day on which the Fund is open for business, as described in its current prospectus.

b.   PROMOTION  SUPPORT.  Each Fund  shall  furnish  to  Distributor  for use in connection  with the  sale of its  shares  such  written  information  with respect  to said Fund as  Distributor  may  reasonably  request.  Each Fund represents and warrants that such  information,  when  authenticated by the signature  of one of its  officers,  shall be true and  correct.  Each Fund shall also furnish to Distributor copies of its reports to its shareholders and such additional  information  regarding said Fund's financial condition as  Distributor  may  reasonably  request.  Any  and  all  representations,
     statements   and   solicitations   respecting  a  Fund's   shares  made  in
     advertisements,  sales literature and in any other manner  whatsoever shall be  limited to and  conform in all  respects  to the  information  provided hereunder.

c.   REGULATORY COMPLIANCE. Each Fund shall furnish to Distributor copies of its current  form of  prospectus,  as filed with the SEC,  in such  quantity as
     Distributor  may  reasonably  request  from  time to time,  and  authorizes
     Distributor  to use the  prospectus  in  connection  with  the sale of such
     Fund's shares. All such sales shall be initiated by offer of, and conducted in  accordance  with,  such  prospectus  and all of the  provisions  of the
     Securities Act of 1933, the Investment Company Act of 1940 ("1940 Act") and
     all  the  rules  and  regulations  thereunder.  Distributor  shall  furnish applicable federal and state regulatory authorities with any information or reports related to its services under this Agreement which such authorities may lawfully  request in order to ascertain  whether the Funds'  operations are being  conducted  in a manner  consistent  with any  applicable  law or regulations.

d.   ACCEPTANCE.  All orders  for the  purchase  of its  shares  are  subject to acceptance by each Fund.

SECTION 2. COMPENSATION

a.   INVESTOR CLASS,  INSTITUTIONAL CLASS, CLASS I AND CLASS III SHARES.  Except
     for the  promises  of the  Funds  contained  in this  Agreement  and  their performance thereof,  Distributor shall not be entitled to compensation for its services  hereunder with respect to the Investor  Class,  Institutional
     Class, Class I or Class III Classes of shares.

b.   ADVISOR CLASS SHARES.  For the services  provided and expenses  incurred by
     Distributor  as  described  in  SECTION  2  AND  SECTION  3 of  the  Master
     Distribution  and  Shareholder  Services

     Plan adopted by the Board with respect to the Advisor  Class of such Funds,
     Distributor shall be compensated by ACIM, not by the Funds.

c.   C  CLASS  SHARES.  For the  services  provided  and  expenses  incurred  by
     Distributor  as  described  in  SECTION  2  AND  SECTION  3 of  the  Master
     Distribution and Individual  Shareholder Services Plan adopted by the Board with respect to the C Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

d.   CLASS II  SHARES.  For the  services  provided  and  expenses  incurred  by
     Distributor  as  described  in  SECTION 2 of the Master  Distribution  Plan adopted  by  the  Board  with  respect  to  the  Class  II of  such  Funds,
     Distributor shall be compensated by ACIM, not by the funds.

e.   A  CLASS  SHARES.  For the  services  provided  and  expenses  incurred  by
     Distributor  as  described  in  SECTION  2  AND  SECTION  3 of  the  Master
     Distribution and Individual  Shareholder Services Plan adopted by the Board with respect to the A Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

f.   B  CLASS  SHARES.  For the  services  provided  and  expenses  incurred  by
     Distributor  as  described  in  SECTION  2  AND  SECTION  3 of  the  Master
     Distribution and Individual  Shareholder Services Plan adopted by the Board with respect to the B Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

g.   R  CLASS  SHARES.  For the  services  provided  and  expenses  incurred  by
     Distributor  as  described  in  SECTION  2  AND  SECTION  3 of  the  Master
     Distribution and Individual  Shareholder Services Plan adopted by the Board with respect to the R Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

h.   CLASS IV  SHARES.  For the  services  provided  and  expenses  incurred  by
     Distributor  as  described  in  SECTION  2  AND  SECTION  3 of  the  Master
     Distribution and Individual  Shareholder Services Plan adopted by the Board with  respect  to  the  Class  IV  of  such  Funds,  Distributor  shall  be compensated by ACIM, not by the Funds.

i.   C CLASS II SHARES.  For the  services  provided  and  expenses  incurred by
     Distributor  as  described  in  SECTION  2  AND  SECTION  3 of  the  Master
     Distribution and Individual  Shareholder Services Plan adopted by the Board with  respect  to the C  Class  II of  such  Funds,  Distributor  shall  be compensated by ACIM, not by the Funds.

SECTION 3. EXPENSES

a.   Distributor  or one of its  affiliates or designees  shall pay all expenses incurred  by it in  connection  with the  performance  of its  distribution
     duties  hereunder  and  under  the  applicable   Master   Distribution  and
     Shareholder  Services Plan, with respect to the Advisor Class of the Funds'
     shares,  including,  but not  limited to (A)  payment of sales  commission, ongoing  commissions  and other  payments  to brokers,  dealers,  financial institutions  or others who sell Advisor  Class shares  pursuant to Selling
     Agreements;   (B)  compensation  to  registered  representatives  or  other employees  of  Distributor  who  engage in or support

     distribution of the Funds' Advisor Class shares;  (C)  compensation to, and expenses (including  overhead and telephone expenses) of, Distributor;  (D)
     the printing of  prospectuses,  statements  of additional  information  and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising  materials provided to the Funds'  shareholders  and prospective  shareholders;  (F) receiving and
     answering   correspondence   from   prospective   shareholders,   including
     distributing  prospectuses,   statements  of  additional  information,  and
     shareholder  reports;  (G) the providing of facilities to answer  questions from  prospective  investors about Fund shares;  (H) complying with federal and  state  securities  laws  pertaining  to the sale of Fund  shares;  (I)
     assisting investors in completing  application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of Fund shares;  (K) the organizing and conducting  of sales  seminars  and  payments in the form of  transactional compensation or promotional  incentives;  (L) profit on the foregoing;  (M)
     the  payment  of  "service  fees",  as  contemplated  by the  Rules of Fair
     Practice of the National  Association of Securities Dealers , Inc.; and (N)
     such other  distribution and services  activities as the Issuers  determine may be paid for by the Issuers  pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

b.   Distributor  or one of its  affiliates or designees  shall pay all expenses incurred  by it in  connection  with the  performance  of its  distribution
     duties  hereunder  and  under  the  applicable   Master   Distribution  and
     Individual  Shareholder  Services Plan,  with respect to the C Class of the
     Funds'  shares,  including,  but  not  limited  to  (A)  payment  of  sales commission,  ongoing  commissions  and other payments to brokers,  dealers, financial  institutions  or  others  who sell C Class  shares  pursuant  to
     Selling Agreements; (B) compensation to registered representatives or other employees  of  Distributor  who  engage in or support  distribution  of the
     Funds'  C Class  shares;  (C)  compensation  to,  and  expenses  (including overhead  and  telephone  expenses)  of,  Distributor;  (D) the printing of prospectuses,  statements of additional  information  and reports for other than existing shareholders; (E) the preparation,  printing and distribution of sales  literature  and  advertising  materials  provided  to the  Funds'
     shareholders  and  prospective  shareholders;  (F)  receiving and answering
     correspondence  from  prospective   shareholders,   including  distributing
     prospectuses,   statements  of  additional  information,   and  shareholder
     reports;   (G)  the  providing  of  facilities  to  answer  questions  from prospective  investors  about Fund shares;  (H) complying  with federal and state securities laws pertaining to the sale of Fund shares;  (I) assisting investors in completing  application forms and selecting dividend and other account  options;  (J) the  providing  of other  reasonable  assistance  in connection  with the  distribution  of Fund shares;  (K) the organizing and conducting  of sales  seminars  and  payments in the form of  transactional compensation or promotional  incentives;  (L) profit on the foregoing;  (M)
     the  payment  of  "service  fees",  as  contemplated  by the  Rules of Fair
     Practice of the National  Association of Securities Dealers,  Inc.; and (N)
     such other  distribution and services  activities as the Issuers  determine may be paid for by the Issuers  pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

c.   Distributor  or one of its  affiliates or designees  shall pay all expenses incurred  by it in  connection  with the  performance  of its  distribution duties hereunder and under the applicable  Master  Distribution  Plan, with respect to the Class II Funds, including, but not limited to (A) payment of sales  commission,  ongoing  commissions  and other  payments  to  brokers, dealers,  financial institutions or others who sell Class II Funds pursuant to Selling  Agreements;  (B) compensation to registered  representatives or other employees of Distributor who engage in or support distribution of the
     Class II Funds'  shares;  (C)  compensation  to,  and  expenses  (including overhead  and  telephone  expenses)  of,  Distributor;  (D) the printing of prospectuses,  statements of additional  information  and reports for other than existing shareholders; (E) the preparation,  printing and distribution of sales  literature  and  advertising  materials  provided to the Class II
     Funds'  shareholders  and  prospective  shareholders;   (F)  receiving  and
     answering   correspondence   from   prospective   shareholders,   including
     distributing  prospectuses,   statements  of  additional  information,  and
     shareholder  reports;  (G) the providing of facilities to answer  questions from prospective  investors about Class II Fund shares;  (H) complying with federal and state  securities  laws pertaining to the sale of Class II Fund shares;  (I)  assisting  investors  in  completing  application  forms  and selecting  dividend and other account  options;  (J) the providing of other reasonable  assistance in connection with the distribution of Class II Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of  transactional  compensation  or  promotional  incentives;  (L)
     profit on the foregoing; (M) the payment of "service fees", as contemplated by the Rules of Fair  Practice of the National  Association  of  Securities
     Dealers,  Inc.; and (N) such other distribution and services  activities as the Issuer  determines may be paid for by the Issuer  pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

d.   Distributor  or one of its  affiliates or designees  shall pay all expenses incurred  by it in  connection  with the  performance  of its  distribution
     duties  hereunder  and  under  the  applicable   Master   Distribution  and
     Individual Shareholder Services Plan, with respect to the A Class shares of the Funds,  including,  but not limited to (A) payment of sales commission, ongoing  commissions  and other  payments  to brokers,  dealers,  financial institutions  or  others  who  sell A  Class  shares  pursuant  to  Selling
     Agreements;   (B)  compensation  to  registered  representatives  or  other employees  of  Distributor  who  engage in or support  distribution  of the
     Funds'  A Class  shares;  (C)  compensation  to,  and  expenses  (including overhead  and  telephone  expenses)  of,  Distributor;  (D) the printing of prospectuses,  statements of additional  information  and reports for other than existing shareholders; (E) the preparation,  printing and distribution of sales  literature  and  advertising  materials  provided  to the  Funds'
     shareholders  and  prospective  shareholders;  (F)  receiving and answering
     correspondence  from  prospective   shareholders,   including  distributing
     prospectuses,   statements  of  additional  information,   and  shareholder
     reports;   (G)  the  providing  of  facilities  to  answer  questions  from prospective  investors  about Fund shares;  (H) complying  with federal and state securities laws pertaining to the sale of Fund shares;  (I) assisting investors in completing  application forms and selecting dividend and other account  options;  (J) the  providing  of other  reasonable  assistance  in connection  with

     the distribution of Fund shares; (K) the organizing and conducting of sales seminars  and  payments  in  the  form  of  transactional  compensation  or promotional  incentives;  (L) profit on the  foregoing;  (M) the payment of
     "service  fees",  as  contemplated  by the  Rules of Fair  Practice  of the
     National  Association  of  Securities  Dealers,  Inc.;  and (N) such  other distribution and services  activities as the Issuers  determine may be paid for by  the  Issuers  pursuant  to  the  terms  of  this  Agreement  and in accordance with Rule 12b-1 of the 1940 Act.

e.   Distributor  or one of its  affiliates or designees  shall pay all expenses incurred  by it in  connection  with the  performance  of its  distribution
     duties  hereunder  and  under  the  applicable   Master   Distribution  and
     Individual Shareholder Services Plan, with respect to the B Class shares of the Funds,  including,  but not limited to (A) payment of sales commission, ongoing  commissions  and other  payments  to brokers,  dealers,  financial institutions  or  others  who  sell B  Class  shares  pursuant  to  Selling
     Agreements;   (B)  compensation  to  registered  representatives  or  other employees  of  Distributor  who  engage in or support  distribution  of the
     Funds'  B Class  shares;  (C)  compensation  to,  and  expenses  (including overhead  and  telephone  expenses)  of,  Distributor;  (D) the printing of prospectuses,  statements of additional  information  and reports for other than existing shareholders; (E) the preparation,  printing and distribution of sales  literature  and  advertising  materials  provided  to the  Funds'
     shareholders  and  prospective  shareholders;  (F)  receiving and answering
     correspondence  from  prospective   shareholders,   including  distributing
     prospectuses,   statements  of  additional  information,   and  shareholder
     reports;   (G)  the  providing  of  facilities  to  answer  questions  from prospective  investors  about Fund shares;  (H) complying  with federal and state securities laws pertaining to the sale of Fund shares;  (I) assisting investors in completing  application forms and selecting dividend and other account  options;  (J) the  providing  of other  reasonable  assistance  in connection  with the  distribution  of Fund shares;  (K) the organizing and conducting  of sales  seminars  and  payments in the form of  transactional compensation or promotional  incentives;  (L) profit on the foregoing;  (M)
     the  payment  of  "service  fees",  as  contemplated  by the  Rules of Fair
     Practice of the National  Association of Securities Dealers,  Inc.; and (N)
     such other  distribution and services  activities as the Issuers  determine may be paid for by the Issuers  pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

f.   Distributor  or one of its  affiliates or designees  shall pay all expenses incurred  by it in  connection  with the  performance  of its  distribution
     duties  hereunder  and  under  the  applicable   Master   Distribution  and
     Individual Shareholder Services Plan, with respect to the C Class II shares of  the  Funds,  including,  but  not  limited  to  (A)  payment  of  sales commission,  ongoing  commissions  and other payments to brokers,  dealers, financial  institutions  or others who sell C Class II shares  pursuant  to
     Selling Agreements; (B) compensation to registered representatives or other employees  of  Distributor  who  engage in or support  distribution  of the
     Funds' C Class II shares;  (C)  compensation  to, and  expenses  (including overhead  and  telephone  expenses)  of,  Distributor;  (D) the printing of prospectuses,  statements of additional  information  and reports for other than existing

     shareholders;  (E) the  preparation,  printing  and  distribution  of sales literature and advertising  materials  provided to the Funds'  shareholders and prospective  shareholders;  (F) receiving and answering  correspondence
     from  prospective   shareholders,   including  distributing   prospectuses,
     statements of additional  information,  and  shareholder  reports;  (G) the providing of  facilities to answer  questions  from  prospective  investors about Fund shares;  (H) complying  with federal and state  securities  laws pertaining  to  the  sale  of  Fund  shares;  (I)  assisting  investors  in completing  application  forms and  selecting  dividend  and other  account options;  (J) the  providing of other  reasonable  assistance in connection with the distribution of Fund shares;  (K) the organizing and conducting of sales seminars and payments in the form of  transactional  compensation  or promotional  incentives;  (L) profit on the  foregoing;  (M) the payment of
     "service  fees",  as  contemplated  by the  Rules of Fair  Practice  of the
     National  Association  of  Securities  Dealers,  Inc.;  and (N) such  other distribution and services  activities as the Issuers  determine may be paid for by  the  Issuers  pursuant  to  the  terms  of  this  Agreement  and in accordance with Rule 12b-1 of the 1940 Act.

g.   Distributor  or one of its  affiliates or designees  shall pay all expenses incurred  by it in  connection  with the  performance  of its  distribution
     duties  hereunder  and  under  the  applicable   Master   Distribution  and
     Individual Shareholder Services Plan, with respect to the R Class shares of the Funds,  including,  but not limited to (A) payment of sales commission, ongoing  commissions  and other  payments  to brokers,  dealers,  financial institutions  or  others  who  sell R  Class  shares  pursuant  to  Selling
     Agreements;   (B)  compensation  to  registered  representatives  or  other employees  of  Distributor  who  engage in or support  distribution  of the
     Funds'  R Class  shares;  (C)  compensation  to,  and  expenses  (including overhead  and  telephone  expenses)  of,  Distributor;  (D) the printing of prospectuses,  statements of additional  information  and reports for other than existing shareholders; (E) the preparation,  printing and distribution of sales  literature  and  advertising  materials  provided  to the  Funds'
     shareholders  and  prospective  shareholders;  (F)  receiving and answering
     correspondence  from  prospective   shareholders,   including  distributing
     prospectuses,   statements  of  additional  information,   and  shareholder
     reports;   (G)  the  providing  of  facilities  to  answer  questions  from prospective  investors  about Fund shares;  (H) complying  with federal and state securities laws pertaining to the sale of Fund shares;  (I) assisting investors in completing  application forms and selecting dividend and other account  options;  (J) the  providing  of other  reasonable  assistance  in connection  with the  distribution  of Fund shares;  (K) the organizing and conducting  of sales  seminars  and  payments in the form of  transactional compensation or promotional  incentives;  (L) profit on the foregoing;  (M)
     the  payment  of  "service  fees",  as  contemplated  by the  Rules of Fair
     Practice of the National  Association of Securities Dealers,  Inc.; and (N)
     such other  distribution and services  activities as the Issuers  determine may be paid for by the Issuers  pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

h.   Distributor  or one of its  affiliates or designees  shall pay all expenses incurred  by it in  connection  with the  performance  of its  distribution duties  hereunder  and  under  the

     applicable Master  Distribution and Individual  Shareholder  Services Plan,
     with  respect  to the  Class IV  shares of the  Funds,  including,  but not limited to (A) payment of sales commission,  ongoing  commissions and other payments to brokers,  dealers,  financial  institutions  or others who sell
     Class IV  shares  pursuant  to  Selling  Agreements;  (B)  compensation  to registered  representatives or other employees of Distributor who engage in or support distribution of the Funds' Class IV shares; (C) compensation to, and expenses  (including  overhead and telephone expenses) of, Distributor;
     (D) the printing of prospectuses,  statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising  materials provided to the Funds'  shareholders  and prospective  shareholders;  (F) receiving and
     answering   correspondence   from   prospective   shareholders,   including
     distributing  prospectuses,   statements  of  additional  information,  and
     shareholder  reports;  (G) the providing of facilities to answer  questions from  prospective  investors about Fund shares;  (H) complying with federal and  state  securities  laws  pertaining  to the sale of Fund  shares;  (I)
     assisting investors in completing  application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of Fund shares;  (K) the organizing and conducting  of sales  seminars  and  payments in the form of  transactional compensation or promotional  incentives;  (L) profit on the foregoing;  (M)
     the  payment  of  "service  fees",  as  contemplated  by the  Rules of Fair
     Practice of the National  Association of Securities Dealers,  Inc.; and (N)
     such other  distribution and services  activities as the Issuers  determine may be paid for by the Issuers  pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

i.   In addition to paying the above expenses with respect to the Advisor Class,
     C Class,  Class II,  Class A,  Class B, C Class  II,  Class R and Class IV.
     Distributor or an affiliate shall pay all expenses incurred with respect to the Funds' other classes in connection  with their  registration  under the
     Securities Act of 1933 and the 1940 Act, the  qualification  of such shares for sale in each jurisdiction designated by ACIM, the issue and transfer of such shares  (including the expenses of confirming  purchase and redemption orders  and of  supplying  the  information,  prices  and other  data to be
     furnished  by  the  Funds  under  this  Agreement),   the  registration  of
     Distributor as a broker,  and the  registration  and  qualification  of its officers,  directors and representatives under applicable federal and state laws.

SECTION 4. INDEPENDENT CONTRACTOR

Distributor shall be an independent  contractor.  Neither Distributor nor any of its officers,  trustees, employees or representatives is or shall be an employee of a Fund in connection with the performance of Distributor's  duties hereunder.
Distributor  shall  be  responsible  for its  own  conduct  and the  employment, control,  compensation  and  conduct of its agents  and  employees,  and for any injury  to such  agents  or  employees  or to  others  through  its  agents  and employees.  Any obligations of Distributor  hereunder may be performed by one or more affiliates of Distributor.

SECTION 5. AFFILIATION WITH THE FUNDS

Subject to and in accordance with each Fund's formative documents and Section 10 of the 1940 Act, it is  understood:  that the  directors,  officers,  agents and shareholders  of the Funds are or may be interested in Distributor as directors, officers, or shareholders of Distributor;  that directors,  officers,  agents or shareholders  of Distributor are or may be interested in the Funds as directors, officers,  shareholders  (directly or  indirectly)  or  otherwise;  and that the effect of any such interest shall be governed by the 1940 Act and SECTION 4.

SECTION 6. BOOKS AND RECORDS

It is expressly  understood  and agreed that all  documents,  reports,  records, books, files and other materials ("Fund Records") relating to this Agreement and the services to be performed  hereunder  shall be the sole property of the Funds and that such  property,  to the extent  held by  Distributor,  shall be held by
Distributor  as agent  during the  effective  term of this  Agreement.  All Fund
Records shall be delivered to the applicable  Fund upon the  termination of this
Agreement, free from any claim or retention of rights by Distributor.

SECTION 7. SERVICES NOT EXCLUSIVE

The  services  of  Distributor  to the  Funds  hereunder  are  not to be  deemed exclusive, and Distributor shall be free to render similar services to others.

SECTION 8. RENEWAL AND TERMINATION

a.   TERM AND ANNUAL RENEWAL.  The term of this Agreement shall be from the date of its approval by the vote of a majority of the Board of each Issuer,  and it shall  continue in effect from year to year  thereafter  only so long as such continuance is specifically  approved at least annually by the vote of a majority of its Board,  and the vote of a majority of said  directors who are neither  parties to the  Agreement nor  interested  persons of any such party, cast at a meeting called for the purpose of voting on such approval.
     "Approved at least annually" shall mean approval occurring, with respect to the first  continuance  of the  Agreement,  during the 90 days prior to and including the date of its termination in the absence of such approval,  and with respect to any subsequent continuance, during the 90 days prior to and including  the first  anniversary  of the date upon  which the most  recent
     previous  annual  continuance  of  the  Agreement  became  effective.   The
     effective  date of the Agreement with respect to each Fund is identified in the Schedules attached to this Agreement.

b.   TERMINATION.  This Agreement may be terminated at any time, without payment of any  penalty,  by a  Fund's  Board,  upon 60  days'  written  notice  to
     Distributor,  and by Distributor  upon 60 days' written notice to the Fund.
     This  Agreement  shall  terminate   automatically   in  the  event  of  its
     assignment. The term "assignment" shall have the meaning set forth for such term in Section 2(a)(4) of the 1940 Act.

SECTION 9. SEVERABILITY

If any  provision  of this  Agreement  shall be held or made  invalid by a court decision,  statute,  rule or similar authority,  the remainder of this Agreement shall not be affected thereby.

SECTION 10. APPLICABLE LAW

This  Agreement  shall be construed in accordance  with the laws of the State of
Missouri.

SECTION 11.  AMENDMENT

This  Agreement  and the  Schedules  forming a part hereof may be amended at any time by a writing  signed by each of the parties  hereto.  In the event that the
Board of any additional  funds indicate by resolution  that such funds are to be made parties to this Agreement, whether such funds were in existence at the time of the  effective  date of this  Agreement or  subsequently  formed,  SCHEDULE A hereto  shall be amended to reflect the  addition of such new funds and such new funds shall thereafter  become parties hereto.  In the event that such new funds issue multiple classes of shares,  SCHEDULES B, C, D, E, F, G, H, I, J, K AND L, as  appropriate,  shall be amended to reflect  the  addition  of such new funds'
classes.  In the event that any of the

                                       10

Funds  listed  on  SCHEDULE  A  terminates  its  registration  as  a  management investment  company,  or  otherwise  ceases  operations,  SCHEDULE  A  (and,  as appropriate,  SCHEDULES  B, C, D, E, F, G, H, I, J, K AND L) shall be amended to reflect the deletion of such Fund and its various classes.

                           AMERICAN CENTURY INVESTMENT SERVICES, INC.

                           By:    /s/ William M. Lyons
                                  -----------------------------------
                                  William M. Lyons
                                  President

                           AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                           AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                           AMERICAN CENTURY GOVERNMENT INCOME TRUST
                           AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                           AMERICAN CENTURY INVESTMENT TRUST
                           AMERICAN CENTURY MUNICIPAL TRUST
                           AMERICAN CENTURY MUTUAL FUNDS, INC.
                           AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                           AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                           AMERICAN CENTURY TARGET MATURITIES TRUST
                           AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                           AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
                           AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                           By:    /s/ Charles A. Etherington
                                  -----------------------------------
                                  Charles A. Etherington
                                  Vice President

                                   SCHEDULE A

           COMPANIES AND FUNDS COVERED BY THIS DISTRIBUTION AGREEMENT

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>California High-Yield Municipal Fund                        March 13, 2000
>>California Tax-Free Money Market Fund                       March 13, 2000
>>California Limited-Term Tax-Free Fund                       March 13, 2000
>>California Intermediate-Term Tax-Free Fund                  March 13, 2000
>>California Long-Term Tax-Free Fund                          March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                                          March 13, 2000
>>Real Estate Fund                                            March 13, 2000
>>Value Fund                                                  March 13, 2000
>>Small Cap Value Fund                                        March 13, 2000
>>Equity Index Fund                                           March 13, 2000
>>Large Company Value Fund                                    March 13, 2000
>>Mid Cap Value Fund                                          February 27, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>Government Bond Fund                                        March 13, 2000
>>Government Agency Money Market Fund                         March 13, 2000
>>Short-Term Government Fund                                  March 13, 2000
>>Ginnie Mae Fund                                             March 13, 2000
>>Inflation-Adjusted Bond Fund                                March 13, 2000
>>Capital Preservation Fund                                   March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>International Bond Fund                                     March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>Prime Money Market Fund                                     March 13, 2000
>>Diversified Bond Fund                                       August 1, 2001
>>Premium Money Market Fund                                   August 1, 2001
>>High-Yield Fund                                             July 1, 2002
>>Inflation Protection Bond Fund                              May 1, 2005

AMERICAN CENTURY MUNICIPAL TRUST
>>Arizona Municipal Bond Fund                                 March 13, 2000
>>Florida Municipal Bond Fund                                 March 13, 2000
>>Tax-Free Money Market Fund                                  March 13, 2000
>>Tax-Free Bond Fund                                          March 13, 2000
>>High-Yield Municipal Fund                                   March 13, 2000

                                                                        page A-1

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Balanced Fund                                               March 13, 2000
>>Growth Fund                                                 March 13, 2000
>>Heritage Fund                                               March 13, 2000
>>Select Fund                                                 March 13, 2000
>>Ultra Fund                                                  March 13, 2000
>>Vista Fund                                                  March 13, 2000
>>Giftrust Fund                                               March 13, 2000
>>New Opportunities Fund                                      March 13, 2000
>>Capital Value Fund                                          March 13, 2000
>>Veedot Fund                                                 March 13, 2000
>>Veedot Large-Cap Fund                                       March 13, 2000
>>New Opportunities II Fund                                   May 1, 2001
>>Capital Growth Fund                                         February 27, 2004
>>Fundamental Equity Fund                                     November 17, 2004
>>Focused Growth Fund                                         February 24, 2005

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>Equity Growth Fund                                          May 1, 2004
>>Income & Growth Fund                                        May 1, 2004
>>Global Gold Fund                                            May 1, 2004
>>Utilities Fund                                              May 1, 2004
>>Small Company Fund                                          May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation: Aggressive Fund                       March 13, 2000
>>Strategic Allocation: Conservative Fund                     March 13, 2000
>>Strategic Allocation: Moderate Fund                         March 13, 2000
>>Newton Fund                                                 August 29, 2003

AMERICAN CENTURY TARGET MATURITIES TRUST
>>Target 2005 Fund                                            March 13, 2000
>>Target 2010 Fund                                            March 13, 2000
>>Target 2015 Fund                                            March 13, 2000
>>Target 2020 Fund                                            March 13, 2000
>>Target 2025 Fund                                            March 13, 2000

                                                                        page A-2

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>VP Balanced Fund                                            March 13, 2000
>>VP Capital Appreciation Fund                                March 13, 2000
>>VP International Fund                                       March 13, 2000
>>VP Income & Growth Fund                                     March 13, 2000
>>VP Value Fund                                               March 13, 2000
>>VP Equity Index Fund                                        December 1, 2000
>>VP Growth Fund                                              December 1, 2000
>>VP Ultra Fund                                               December 1, 2000
>>VP Vista Fund                                               December 1, 2000
>>VP Global Growth Fund                                       December 1, 2000
>>VP Large Company Value Fund                                 December 31, 2002
>>VP Mid Cap Value Fund                                       February 27, 2004

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>VP Inflation Protection Fund                                December 31, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>Emerging Markets Fund                                       March 13, 2000
>>International Growth Fund                                   March 13, 2000
>>International Discovery Fund                                March 13, 2000
>>Global Growth Fund                                          March 13, 2000
>>Life Sciences Fund                                          June 1, 2000
>>Technology Fund                                             June 1, 2000
>>International Opportunities Fund                            May 1, 2001
>>European Growth Fund                                        May 1, 2001
>>International Stock Fund                                    February 24, 2005

                                                                        page A-3

                                   SCHEDULE B

                              INVESTOR CLASS FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>California High-Yield Municipal Fund                        March 13, 2000
>>California Tax-Free Money Market Fund                       March 13, 2000
>>California Limited-Term Tax-Free Fund                       March 13, 2000
>>California Intermediate-Term Tax-Free Fund                  March 13, 2000
>>California Long-Term Tax-Free Fund                          March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                                          March 13, 2000
>>Real Estate Fund                                            March 13, 2000
>>Value Fund                                                  March 13, 2000
>>Small Cap Value Fund                                        March 13, 2000
>>Equity Index Fund                                           March 13, 2000
>>Large Company Value Fund                                    March 13, 2000
>>Mid Cap Value Fund                                          February 27, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>Government Bond Fund                                        March 13, 2000
>>Government Agency Money Market Fund                         March 13, 2000
>>Short-Term Government Fund                                  March 13, 2000
>>Ginnie Mae Fund                                             March 13, 2000
>>Inflation-Adjusted Bond Fund                                March 13, 2000
>>Capital Preservation Fund                                   March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>International Bond Fund                                     March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>Prime Money Market Fund                                     March 13, 2000
>>Diversified Bond Fund                                       August 1, 2001
>>Premium Money Market Fund                                   August 1, 2001
>>High-Yield Fund                                             July 1, 2002
>>Inflation Protection Bond Fund                              May 1, 2005

AMERICAN CENTURY MUNICIPAL TRUST
>>Arizona Municipal Bond Fund                                 March 13, 2000
>>Florida Municipal Bond Fund                                 March 13, 2000
>>Tax-Free Money Market Fund                                  March 13, 2000
>>Tax-Free Bond Fund                                          March 13, 2000
>>High-Yield Municipal Fund                                   March 13, 2000

                                                                        page B-1

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Balanced Fund                                               March 13, 2000
>>Growth Fund                                                 March 13, 2000
>>Heritage Fund                                               March 13, 2000
>>Select Fund                                                 March 13, 2000
>>Ultra Fund                                                  March 13, 2000
>>Vista Fund                                                  March 13, 2000
>>Giftrust Fund                                               March 13, 2000
>>New Opportunities Fund                                      March 13, 2000
>>Capital Value Fund                                          March 13, 2000
>>Veedot Fund                                                 March 13, 2000
>>Veedot Large-Cap Fund                                       March 13, 2000
>>New Opportunities II Fund                                   May 1, 2001
>>Focued Growth Fund                                          February 24, 2005
>>Fundamental Equity Fund                                     July 29, 2005
>>Capital Growth Fund                                         July 29, 2005

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>Equity Growth Fund                                          May 1, 2004
>>Income & Growth Fund                                        May 1, 2004
>>Global Gold Fund                                            May 1, 2004
>>Utilities Fund                                              May 1, 2004
>>Small Company Fund                                          May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation: Aggressive Fund                       March 13, 2000
>>Strategic Allocation: Conservative Fund                     March 13, 2000
>>Strategic Allocation: Moderate Fund                         March 13, 2000
>>Newton Fund                                                 August 29, 2003

AMERICAN CENTURY TARGET MATURITIES TRUST
>>Target 2005 Fund                                            March 13, 2000
>>Target 2010 Fund                                            March 13, 2000
>>Target 2015 Fund                                            March 13, 2000
>>Target 2020 Fund                                            March 13, 2000
>>Target 2025 Fund                                            March 13, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>Emerging Markets Fund                                       March 13, 2000
>>International Growth Fund                                   March 13, 2000
>>International Discovery Fund                                March 13, 2000
>>Global Growth Fund                                          March 13, 2000
>>Life Sciences Fund                                          June 1, 2000
>>Technology Fund                                             June 1, 2000
>>International Opportunities Fund                            May 1, 2001
>>European Growth Fund                                        May 1, 2001
>>International Stock Fund                                    February 24, 2005

                                                                        page B-2

                                   SCHEDULE C

                            INSTITUTIONAL CLASS FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                                          March 13, 2000
>>Real Estate Fund                                            March 13, 2000
>>Value Fund                                                  March 13, 2000
>>Small Cap Value Fund                                        March 13, 2000
>>Equity Index Fund                                           March 13, 2000
>>Large Company Value Fund                                    March 13, 2000
>>Mid Cap Value Fund                                          August 1, 2004

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Balanced Fund                                               March 13, 2000
>>Growth Fund                                                 March 13, 2000
>>Heritage Fund                                               March 13, 2000
>>Select Fund                                                 March 13, 2000
>>Ultra Fund                                                  March 13, 2000
>>Vista Fund                                                  March 13, 2000
>>Capital Value Fund                                          March 13, 2000
>>Veedot Fund                                                 March 13, 2000
>>Veedot Large-Cap Fund                                       March 13, 2000
>>New Opportunities II Fund                                   May 1, 2001
>>Capital Growth Fund                                         July 29, 2005
>>Fundamental Equity Fund                                     July 29, 2005

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>Equity Growth Fund                                          May 1, 2004
>>Income & Growth Fund                                        May 1, 2004
>>Small Company Fund                                          May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation: Aggressive Fund                       June 1, 2000
>>Strategic Allocation: Conservative Fund                     June 1, 2000
>>Strategic Allocation: Moderate Fund                         June 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>Emerging Markets Fund                                       March 13, 2000
>>International Growth Fund                                   March 13, 2000
>>International Discovery Fund                                March 13, 2000
>>Global Growth Fund                                          March 13, 2000
>>Life Sciences Fund                                          June 1, 2000
>>Technology Fund                                             June 1, 2000
>>International Opportunities Fund                            May 1, 2001
>>European Growth Fund                                        May 1, 2001

                                                                        page C-1

AMERICAN CENTURY INVESTMENT TRUST
>>Diversified Bond Fund                                       August 1, 2001
>>High-Yield Fund                                             August 1, 2004
>>Inflation Protection Bond Fund                              May 1, 2005

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>Inflation-Adjusted Bond Fund                                March 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>Tax-Free Bond Fund                                          December 31, 2002

 AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>International Bond Fund                                     August 1, 2004

                                                                        page C-2

                                   SCHEDULE D

                               ADVISOR CLASS FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                                          March 13, 2000
>>Value Fund                                                  March 13, 2000
>>Real Estate Fund                                            March 13, 2000
>>Small Cap Value Fund                                        March 13, 2000
>>Large Company Value Fund                                    March 13, 2000
>>Mid Cap Value Fund                                          August 1, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>Government Bond Fund                                        March 13, 2000
>>Government Agency Money Market Fund                         March 13, 2000
>>Short-Term Government Fund                                  March 13, 2000
>>Ginnie Mae Fund                                             March 13, 2000
>>Inflation-Adjusted Bond Fund                                March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>International Bond Fund                                     March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Balanced Fund                                               March 13, 2000
>>Growth Fund                                                 March 13, 2000
>>Heritage Fund                                               March 13, 2000
>>Select Fund                                                 March 13, 2000
>>Ultra Fund                                                  March 13, 2000
>>Vista Fund                                                  March 13, 2000
>>Capital Value Fund                                          March 13, 2000
>>Veedot Fund                                                 March 13, 2000
>>Veedot Large-Cap Fund                                       March 13, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>Equity Growth Fund                                          May 1, 2004
>>Income & Growth Fund                                        May 1, 2004
>>Global Gold Fund                                            May 1, 2004
>>Utilities Fund                                              May 1, 2004
>>Small Company Fund                                          May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation: Aggressive Fund                       March 13, 2000
>>Strategic Allocation: Conservative Fund                     March 13, 2000
>>Strategic Allocation: Moderate Fund                         March 13, 2000

                                                                        page D-1

AMERICAN CENTURY TARGET MATURITIES TRUST
>>Target 2005 Fund                                            March 13, 2000
>>Target 2010 Fund                                            March 13, 2000
>>Target 2015 Fund                                            March 13, 2000
>>Target 2020 Fund                                            March 13, 2000
>>Target 2025 Fund                                            March 13, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>Emerging Markets Fund                                       March 13, 2000
>>International Growth Fund                                   March 13, 2000
>>International Discovery Fund                                March 13, 2000
>>Global Growth Fund                                          March 13, 2000
>>Life Sciences Fund                                          June 1, 2000
>>Technology Fund                                             June 1, 2000
>>European Growth Fund                                        May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>Prime Money Market Fund                                     March 13, 2000
>>Diversified Bond Fund                                       August 1, 2001
>>High-Yield Fund                                             July 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>Tax-Free Bond Fund                                          July 29, 2005

                                                                        page D-2

                                   SCHEDULE E

                                  C CLASS FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>California High-Yield Municipal Fund                        May 1, 2001

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                                          May 1, 2001
>>Value Fund                                                  May 1, 2001
>>Small Cap Value Fund                                        May 1, 2001
>>Large Company Value Fund                                    May 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>Ginnie Mae Fund                                             May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>Prime Money Market Fund                                     May 1, 2001
>>High-Yield Fund                                             July 1, 2002
>>Diversified Bond Fund                                       September 3, 2002
>>Inflation Protection Bond Fund                              May 1, 2005

AMERICAN CENTURY MUNICIPAL TRUST
>>High-Yield Municipal Fund                                   May 1, 2001
>>Arizona Municipal Bond Fund                                 February 27, 2004
>>Florida Municipal Bond Fund                                 February 27, 2004

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Growth Fund                                                 May 1, 2001
>>Ultra Fund                                                  May 1, 2001
>>Vista Fund                                                  May 1, 2001
>>Heritage Fund                                               May 1, 2001
>>Capital Growth Fund                                         February 27, 2004
>>New Opportunities II Fund                                   September 3, 2002
>>Select Fund                                                 September 3, 2002
>>Fundamental Equity Fund                                     November 17, 2004

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>Equity Growth Fund                                          May 1, 2004
>>Income & Growth Fund                                        May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation:  Aggressive Fund                      May 1, 2001
>>Strategic Allocation:  Moderate Fund                        May 1, 2001
>>Strategic Allocation:  Conservative Fund                    September 30, 2004

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>International Growth Fund                                   May 1, 2001
>>Global Growth Fund                                          May 1, 2001
>>Life Sciences Fund                                          May 1, 2001
>>Technology Fund                                             May 1, 2001
>>Emerging Markets Fund                                       May 1, 2001
>>European Growth Fund                                        May 1, 2001

                                                                        page E-1

                                   SCHEDULE F

                                  CLASS I FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

>>VP Balanced Fund                                            March 13, 2000
>>VP Capital Appreciation Fund                                March 13, 2000
>>VP International Fund                                       March 13, 2000
>>VP Income & Growth Fund                                     March 13, 2000
>>VP Value Fund                                               March 13, 2000
>>VP Equity Index Fund                                        December 1, 2000
>>VP Growth Fund                                              December 1, 2000
>>VP Ultra Fund                                               December 1, 2000
>>VP Vista Fund                                               December 1, 2000
>>VP Global Growth Fund                                       December 1, 2000
>>VP Large Company Value Fund                                 December 31, 2002
>>VP Mid Cap Value Fund                                       February 27, 2004

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

>>VP Inflation Protection Fund                                December 31, 2002

                                                                        page F-1

                                   SCHEDULE G

                                 CLASS II FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>VP International Fund                                       May 24, 2001
>>VP Income & Growth Fund                                     May 24, 2001
>>VP Value Fund                                               May 24, 2001
>>VP Ultra Fund                                               May 24, 2001
>>VP Large Company Value Fund                                 December 31, 2002
>>VP Mid Cap Value Fund                                       February 27, 2004
>>VP Vista Fund                                               November 17, 2004

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>VP Inflation Protection Fund                                December 31, 2002

                                                                        page G-1

                                   SCHEDULE H

                                 CLASS III FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>VP International Fund                                       March 6, 2002
>>VP Income & Growth Fund                                     March 6, 2002
>>VP Value Fund                                               March 6, 2002
>>VP Ultra Fund                                               March 6, 2002

                                                                        page H-1

                                   SCHEDULE I

                                  CLASS A FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Select Fund                                                 September 3, 2002
>>New Opportunities II Fund                                   September 3, 2002
>>Capital Growth Fund                                         February 27, 2004
>>Fundamental Equity Fund                                     November 17, 2004

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Value Fund                                                  September 3, 2002
>>Large Company Value Fund                                    September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>International Growth Fund                                   September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>Prime Money Market Fund                                     September 3, 2002
>>Diversified Bond Fund                                       September 3, 2002
>>High-Yield Fund                                             September 3, 2002
>>Inflation Protection Bond Fund                              May 1, 2005

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>California High-Yield Municipal Fund                        September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>High-Yield Municipal Fund                                   September 3, 2002
>>Arizona Municipal Bond Fund                                 February 27, 2004
>>Florida Municipal Bond Fund                                 February 27, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation:  Aggressive Fund                      September 30, 2004
>>Strategic Allocation:  Moderate Fund                        September 30, 2004
>>Strategic Allocation:  Conservative Fund                    September 30, 2004

                                                                        page I-1

                                   SCHEDULE J

                                  CLASS B FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Select Fund                                                 September 3, 2002
>>New Opportunities II Fund                                   September 3, 2002
>>Capital Growth Fund                                         February 24, 2004
>>Fundamental Equity Fund                                     November 17, 2004

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Value Fund                                                  September 3, 2002
>>Large Company Value Fund                                    September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>International Growth Fund                                   September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>Prime Money Market Fund                                     September 3, 2002
>>Diversified Bond Fund                                       September 3, 2002
>>High-Yield Fund                                             September 3, 2002
>>Inflation Protection Bond Fund                              May 1, 2005

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>California High-Yield Municipal Fund                        September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>High-Yield Municipal Fund                                   September 3, 2002
>>Arizona Municipal Bond Fund                                 February 27, 2004
>>Florida Municipal Bond Fund                                 February 27, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation:  Aggressive Fund                      September 30, 2004
>>Strategic Allocation:  Moderate Fund                        September 30, 2004
>>Strategic Allocation:  Conservative Fund                    September 30, 2004

                                                                        page J-1

                                   SCHEDULE K

                                  R CLASS FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Growth Fund                                                 August 29, 2003
>>Ultra Fund                                                  August 29, 2003
>>Select Fund                                                 July 29, 2005
>>Vista Fund                                                  July 29, 2005
>>Capital Growth Fund                                         July 29. 2005
>>Fundamental Equity Fund                                     July 29, 2005

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                                          August 29, 2003
>>Large Company Value Fund                                    August 29, 2003
>>Value Fund                                                  July 29, 2005
>>Mid Cap Value Fund                                          July 29, 2005

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>International Growth Fund                                   August 29, 2003
>>Global Growth Fund                                          July 29, 2005

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>Income & Growth Fund                                        May 1, 2004
>>Small Company Fund                                          May 1, 2004
>>Equity Growth Fund                                          July 29, 2005

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation: Moderate Fund                         August 29, 2003
>>Strategic Allocation: Conservative Fund                     February 24, 2005
>>Strategic Allocation: Aggressive Fund                       February 24, 2005

AMERICAN CENTURY INVESTMENT TRUST
>>Inflation Protection Bond Fund                              May 1, 2005
>>Diversified Bond Fund                                       July 29, 2005
>>High-Yield Fund                                             July 29, 2005

                                                                        page K-1

                                   SCHEDULE L

                                 CLASS IV FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>VP International Fund                                       February 27, 2004

                                                                        page L-1